Exhibit 10.1

DHS 2 LLC Limited Liability Company Agreement

Dated as of April 30, 2012

FORM OF CERTIFICATE

THE MEMBERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS.  ACCORDINGLY, SUCH MEMBERSHIP INTEREST MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH SUCH ACT AND SUCH STATE SECURITIES LAWS, AND THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT AND SUCH STATE SECURITIES LAWS WILL RESULT FROM ANY PROPOSED SALE, TRANSFER, OR OTHER DISPOSITION OF SUCH MEMBERSHIP INTEREST.

THIS CERTIFICATE EVIDENCES A MEMBERSHIP INTEREST IN DHS 2 LLC (THE “COMPANY”) AND SHALL BE A SECURITY FOR THE PURPOSES OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF COLORADO . TRANSFER OR ENCUMBRANCE OF THE MEMBERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

No. [1]	DHS 2 LLC a Limited Liability Company under the laws of the State of Colorado Membership Interest Certificate

This certifies that John Thomas and Sue Taylor JTWROS is the owner of 30 Membership Interest valued at One Hundred Fifty Thousand Dollars ($150,000) in DHS 2 LLC (the “Company”) shown above, which Membership Interest is subject to the terms of the Limited Liability Company Agreement of DHS 2 LLC, dated as of April 30, 2012, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof (the “Limited Liability Company Agreement”). This Membership was paid with 300,000 common shares of GDT Tek, Inc., stock (attached), valued at $.50 per share, and represent 30 Membership Interest

This Membership Interest Certificate may be transferred by the lawful holders hereof only in accordance with the provisions of the Limited Liability Company Agreement.

IN WITNESS WHEREOF, the said Company has caused this Membership Interest Certificate to be signed by its duly authorized Officer and accepted by its new Member or this 21 day of May, 2012.

DHS 2 LLC John Thomas and Sue Taylor JTWROS

By: __/s/ Bo Linton_____________________________	By: _/s/ John Thomas_________________________
Name: Bo Linton	Name: On Behalf of John Thomas and Sue Taylor

Title: President JTWROS